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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2003


                            THE MEN'S WEARHOUSE, INC.
               (Exact name of Registrant as specified in charter)


           TEXAS                        1-16097                 74-1790172
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)



          5803 GLENMONT DRIVE
             HOUSTON, TEXAS                                       77081
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 592-7200

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release of The Men's Wearhouse, Inc. (the "Company") dated November 19, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 19, 2003, the Company issued a press release reporting its earnings results for the quarter ended November 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this report is furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MEN'S WEARHOUSE, INC.
                                          (Registrant)


Date:  November 19, 2003                  By:  /s/  Neill P. Davis
       -----------------                       --------------------------------
                                               Neill P. Davis
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Principal Financial Officer

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                                INDEX TO EXHIBITS


Number            Exhibit
------            -------

   99.1           Press Release of The Men's Wearhouse, Inc. dated
                  November 19, 2003.